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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-10529

The Investment House Funds
(Exact name of registrant as specified in charter)

11100 Santa Monica Boulevard, Suite 270	Los Angeles, California 90025
(Address of principal executive offices)	(Zip code)

Timothy J. Wahl
The Investment House LLC

11100 Santa Monica Boulevard, Suite 270 Los Angeles, California 90025
(Name and address of agent for service)

Registrant's telephone number, including area code:	(310) 873-3020

Date of fiscal year end:	July 31

Date of reporting period:	July 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The *Investment* House Funds

The Investment House Growth Fund

Annual Report
July 31, 2017

The Investment House Growth Fund
Letter to Shareholders
July 31, 2017

We closed out fiscal 2017 on July 31, 2017, and would like to thank you for joining us as shareholders of The Investment House Growth Fund (the “Fund”). This is our 16th year advising the Fund, and for those of you who have been with us from the beginning, we are pleased to report a cumulative gain since inception of 256.1% versus 191.6% for the S&P 500.

Since the Fund’s inception on December 28, 2001, the Fund has had an average annual return of 8.49% through July 31, 2017 versus 7.11% for the S&P 500 for the same period.

Our largest sector concentrations continue to be in Information Technology (54.2% vs. 22.7% for the S&P) and Health Care (17.3% vs. 14.4%), together comprising 71.5% of the Fund’s holdings at year-end. The balance of our holdings were comprised of 10.7% Consumer Discretionary; 7.1% Industrials; 2.2% Financial; 4.6% Materials; 2.9% Consumer Staples; and 0% Utilities, Real Estate, Energy and Telecommunications Services.

Our top 5 holdings comprised 31.4% of the portfolio, and were all related in some way to the Information Technology sector. However, it is important to remember that such categorizations we view as somewhat arbitrary, as they stretch across a vast landscape of different kinds of businesses, from social media (Facebook); to information management (Intuit); to search and video-based ad systems (Alphabet); to a branded lifestyle, entertainment, and productivity ecosystem (Apple), to e-commerce (Amazon). In fact, in this age, it is very hard to find a business which does not, in some important way, directly make use of and benefit from Information Technology, and therefore we regard the 54.2% Information Technology category membership of our portfolio companies as a far more economically and financially diverse sector than the name would suggest.

Below is a table reflecting the weights and full year performance of the key S&P sectors vs the corresponding weights and full year performance of The Investment House Growth Fund’s holdings:

Sector	S&P Weight	Fund Weight	S&P Return %	Fund Return %
Materials	2.9	4.6	11.9	22.7
Telecommunication Services	2.2	0	4.3	0
Consumer Discretionary	12.3	10.7	14.4	43.4
Consumer Staples	8.7	2.9	4.1	5.3
Energy	6.0	0.2		0
Financials	14.5	2.2	35.3	34.3
Health Care	14.4	17.3	7.3	9.5
Industrials	10.1	7.1	19.1	21.2
Real Estate	3.0	0	-5.8	0
Information Technology	22.7	54.2	29.0	31.8
Utilities	3.2	0	5.7	0

Source: Morningstar

As is shown above, the detractors from our performance – in terms of sector allocation – arose from the fact that our Financials Sector allocation was only 2.2% vs. 14.5% for the S&P 500, and the performance of both was the largest of any sector in the S&P: 35.3% for the index financials and 34.3% for portfolio financials. This underweighting cost us 3.02%. Our lack of Telecommunication Services cost us 0.23%, while our underweighting of Consumer Staples (2.9% vs 8.7%) detracted 0.33% from our return. On the plus side, our overweight Information Technology allocation (54.2% vs. 22.7% for the S&P) contributed 8.4% of our outperformance, as our technology selections also outperformed those of the index 31.8% to 29%. Likewise, our 10.7% allocation to Consumer Discretionary (vs. 12.3% for the S&P) contributed 4.3% to our outperformance, as our selections returned 43.3% vs. 14.4% for the S&P’s. Our Health Care overweighting (17.3% vs 14.4%) contributed 1.08% to our outperformance, as our selections returned 9.5% vs. 7.3% for the index. Materials and Industrials contributed small outperformance.

The size and annual performance of our 10 largest holdings are shown in the table below:

Fund Holding (Unaudited)	Weight (%)	8/1/16 – 7/31/17 Return %
Facebook, Inc. – Class A	11.9	35.5
Apple, Inc.	5.9	45.5
Intuit, Inc.	5.3	25.0
Amazon.com, Inc.	4.3	30.1
Alibaba Group Holding Ltd. - ADR	4.0	87.9
Alphabet, Inc. - Class A	3.7	19.5
Alphabet, Inc. - Class C	3.6	21.0
Texas Instruments, Inc.	3.1	19.7
Intuitive Surgical, Inc.	3.0	34.9
PayPal Holdings, Inc.	2.8	57.2
Total	47.6

RISK MANAGEMENT AND DIVERSIFICATION

Our attitude toward Risk Management remains the same: we define risk as the chance of permanent capital loss. We attempt to limit this risk by selecting the very best companies we can, and to manage portfolio risk by diversifying our separate company holdings. To the extent that such holdings, though in different companies, remain in or are related to the same sectors of the economy, then such concentrations may add to sector risk.

PORTFOLIO TURNOVER

We continue to believe that less portfolio activity with the right companies is far superior to more activity with the wrong ones. According to Morningstar, this policy of enlightened lethargy has resulted in an average annualized estimated “Tax-adjusted Return” of 8.23% per year for the Fund since its inception through July 31, 2017 versus a pre-tax return of 8.49%. Our inactivity, therefore, has benefited you, our shareholders, by costing the Fund only 26 basis points (twenty-six hundreds of a percentage point) in average annual returns over the course of our fifteen plus years. Of course, we still have just a little way to go to hit zero, but we are mighty close.

Average Annual Total Returns for periods ended July 31, 2017 (Unaudited)	1 Year	5 Years	10 Years	Since Inception (December 28, 2001)
Returns Before Taxes	25.38%	16.34%	8.94%	8.49%
Returns After Taxes on Distributions	25.38%	15.48%	8.53%	8.23%
Returns After Taxes on Distributions and Sale of Fund Shares	14.37%	13.06%	7.26%	7.13%

The performance above presents the impact of taxes on the Fund’s returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. If you own the Fund in a tax-deferred account, such as an IRA or 401(k) plan, after-tax returns are not relevant to your investment because such accounts are subject to taxes only upon distribution.

Our average rate of turnover for the fiscal year was approximately 7%. As in the past, we try to invest in companies we believe have strong, profitable competitive advantages which are growing and sustainable long into the future, such that time is our best friend in owning them. Sometimes we get it wrong, or there is a change in circumstance which requires a change in our positioning. In all cases though, we are motivated by producing the greatest after tax growth of capital consistent with our desire to minimize the risk of permanent capital loss.

Better Late Than Never: Productivity Growth

As illustrated in the chart below, many recent commentators have expressed concern that the rate of U.S productivity growth has slowed markedly from the first great computer/internet boom of the mid-90s to mid-2000s, and wondered if the U.S. has been consigned to what former Treasury Secretary Lawrence Summers has called “secular stagnation,” – or, in other words, slow economic growth due to permanently low productivity growth.

However, recent research by Goldman Sachs, among others, suggests that we now may be on the cusp of yet a new productivity revolution occasioned by the broad-based application of big data, artificial intelligence, and machine learning to a multitude of business problems across our economy, from retail, to farming, to drug development. As they write,

“Post-millennium stagnation. During the past decade, capital deepening growth related to IT applications (computer hardware, software, and telecom) has stagnated. IT capital, relative to broader market capital, has contributed less to overall growth in this component than average contributions during and even before the tech boom. Aggregate labor hours have been increasing, but the contribution of capital intensity to productivity has drastically underperformed versus the 1990s. The introduction of increasingly sophisticated, consumable machine learning and AI may be a catalyst in bringing capital intensity back to the forefront, in our view, significantly increasing the productivity of labor similar to the cycle we saw in the 1990’s.”

The table above suggests that applications like artificial intelligence (AI) and machine learning (ML) have the potential to contribute as much as 1.5% per year to U.S. economic growth through their labor-saving applications alone. If the future proves to be half as bright as this analysis indicates, then our hunt for growth companies of the future may just be about to enter an extremely target – rich phase, and, as always, we look forward to sharing this exciting and rewarding future with you.

Sincerely,

The Investment House LLC

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other important information. To obtain a copy of the Fund’s prospectus please visit www.tihfunds.com or call 1-888-456-9518 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Investment House Growth Fund is distributed by Ultimus Fund Distributors, LLC.

The Letter to Shareholders seeks to describe some of the adviser’s current opinions and views of the financial markets. Although the adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed.

Some of the information given in this publication has been produced by unaffiliated third parties and, while it is deemed reliable, the adviser does not guarantee its timeliness, sequence, accuracy, adequacy, or completeness and makes no warranties with respect to results to be obtained from its use.

The Investment House Growth Fund’s expense ratio disclosed in the December 1, 2016 prospectus was 1.44%.

The Investment House Growth Fund
Performance Information
July 31, 2017 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in
The Investment House Growth Fund and the S&P 500 Index Since Inception*

Average Annual Total Returns (for periods ended July 31, 2017)
	1 Year	5 Years	10 Years	Since Inception*
The Investment House Growth Fund (a)(b)	25.38%	16.34%	8.94%	8.49%
S&P 500 Index	16.04%	14.78%	7.74%	7.11%

*	Initial public offering of shares was December 28, 2001.
(a)	The Fund’s total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	The expense ratio in the December 1, 2016 prospectus was 1.44%.

The Investment House Growth Fund Portfolio Information July 31, 2017 (Unaudited)

Sector Diversification vs. the S&P 500 Index
(% of Total Investments)

Top 10 Holdings

Security Description	% of Net Assets
Facebook, Inc. - Class A	11.9%
Apple, Inc.	5.9%
Intuit, Inc.	5.3%
Amazon.com, Inc.	4.3%
Alibaba Group Holding Ltd. - ADR	4.0%
Alphabet, Inc. - Class A	3.7%
Alphabet, Inc. - Class C	3.6%
Texas Instruments, Inc.	3.1%
Intuitive Surgical, Inc.	3.0%
PayPal Holdings, Inc.	2.8%

The Investment House Growth Fund Schedule of Investments July 31, 2017

Common Stocks — 99.0%	Shares	Value
Consumer Discretionary — 10.7%
Hotels, Restaurants & Leisure — 3.0%
Carnival Corporation	30,000	$2,003,400
Six Flags Entertainment Corporation	14,000	796,180
		2,799,580
Internet & Direct Marketing Retail — 6.7%
Amazon.com, Inc. *	4,000	3,951,120
Priceline Group, Inc. (The) *	1,100	2,231,350
		6,182,470
Media — 1.0%
Omnicom Group , Inc.	12,500	984,250

Consumer Staples — 2.9%
Food & Staples Retailing — 1.6%
Costco Wholesale Corporation	5,000	792,550
CVS Health Corporation	9,000	719,370
		1,511,920
Household Products — 1.3%
Church & Dwight Company, Inc.	22,000	1,173,700

Financials — 2.2%
Diversified Financial Services — 2.2%
Intercontinental Exchange, Inc.	30,000	2,001,300

Health Care — 17.3%
Biotechnology — 2.3%
Celgene Corporation *	10,000	1,354,100
Gilead Sciences, Inc.	10,000	760,900
		2,115,000
Health Care Equipment & Supplies — 4.8%
Baxter International, Inc.	9,000	544,320
Intuitive Surgical, Inc. *	3,000	2,814,780
Stryker Corporation	7,500	1,103,250
		4,462,350
Health Care Providers & Services — 6.1%
Henry Schein, Inc. *	12,700	2,314,067
McKesson Corporation	9,000	1,456,830
VCA, Inc. *	20,000	1,851,600
		5,622,497
Life Sciences Tools & Services — 1.1%
Charles River Laboratories International, Inc. *	10,000	982,000

The Investment House Growth Fund Schedule of Investments (Continued)

Common Stocks — 99.0% (Continued)	Shares	Value
Health Care — 17.3% (Continued)
Pharmaceuticals — 3.0%
Allergan plc	9,390	$2,369,379
Roche Holdings AG - ADR	14,000	443,842
		2,813,221
Industrials — 7.1%
Air Freight & Logistics — 1.2%
FedEx Corporation	5,300	1,102,559

Airlines — 2.4%
Delta Air Lines, Inc.	45,000	2,221,200

Commercial Services & Supplies — 1.8%
Deluxe Corporation	11,000	794,200
Waste Management, Inc.	12,000	901,800
		1,696,000
Machinery — 0.8%
Cummins, Inc.	4,500	755,550

Road & Rail — 0.9%
Norfolk Southern Corporation	7,000	788,060

Information Technology — 54.2%
Electronic Equipment, Instruments & Components — 1.7%
Flex Ltd. *	100,000	1,599,000

Internet Software & Services — 23.2%
Alibaba Group Holding Ltd. - ADR *	24,000	3,718,800
Alphabet, Inc. - Class A *	3,600	3,403,800
Alphabet, Inc. - Class C *	3,609	3,358,174
Facebook, Inc. - Class A *	65,000	11,001,250
		21,482,024
IT Services — 9.5%
Accenture plc - Class A	17,900	2,305,878
Automatic Data Processing, Inc.	7,000	832,370
Paychex, Inc.	24,000	1,388,400
PayPal Holdings, Inc. *	45,000	2,634,750
Square, Inc. - Class A *	25,000	658,750
Visa, Inc. - Class A	10,000	995,600
		8,815,748

The Investment House Growth Fund Schedule of Investments (Continued)

Common Stocks — 99.0% (Continued)	Shares	Value
Information Technology — 54.2% (Continued)
Semiconductors & Semiconductor Equipment — 3.9%
QUALCOMM, Inc.	13,700	$728,703
Texas Instruments, Inc.	35,000	2,848,300
		3,577,003
Software — 10.0%
Adobe Systems, Inc. *	12,000	1,757,880
Autodesk, Inc. *	11,000	1,218,690
Intuit, Inc.	36,000	4,939,560
SAP SE - ADR	13,000	1,376,050
		9,292,180
Technology Hardware, Storage & Peripherals — 5.9%
Apple, Inc.	37,000	5,503,010

Materials — 4.6%
Chemicals — 4.6%
Ecolab, Inc.	15,000	1,975,050
Scotts Miracle-Gro Company (The)	23,600	2,265,364
		4,240,414

Total Common Stocks (Cost $36,347,070)		$91,721,036

Money Market Funds — 1.1%	Shares	Value
First American Government Obligations Fund - Class Z, 0.87% (a) (Cost $1,031,782)	1,031,782	$1,031,782

Total Investments at Value (b) — 100.1% (Cost $37,378,852)		$92,752,818

Liabilities in Excess of Other Assets — (0.1%)		(86,068)

Net Assets — 100.0%		$92,666,750

ADR - American Depositary Receipt.
*	Non-income producing security.
(a)	Rate shown is the 7-day effective yield as of July 31, 2017
(b)	All securities are pledged as collateral for the Fund’s bank line of credit (Note 5).
See accompanying notes to financial statements.

The Investment House Growth Fund Statement of Assets and Liabilities July 31, 2017

ASSETS
Investments in securities:
At acquisition cost	$37,378,852
At value (Note 2)	$92,752,818
Dividends and reclaims receivable	44,863
Receivable for capital shares sold	8,471
Total Assets	92,806,152

LIABILITIES
Payable for capital shares redeemed	8,004
Accrued investment advisory fees (Note 4)	108,519
Accrued Trustees’ fees (Note 4)	22,500
Other liabilities	379
Total Liabilities	139,402

NET ASSETS	$92,666,750

Net assets consist of:
Paid-in capital	$38,741,814
Accumulated net investment loss	(216,684)
Accumulated net realized losses from security transactions	(1,232,346)
Net unrealized appreciation on investments	55,373,966
Net assets	$92,666,750

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	3,075,158

Net asset value, redemption price and offering price per share (Note 2)	$30.13

See accompanying notes to financial statements.

The Investment House Growth Fund Statement of Operations For the Year Ended July 31, 2017

INVESTMENT INCOME
Dividend income (Net of foreign tax of $6,862)	$825,306

EXPENSES
Investment advisory fees (Note 4)	1,126,036
Trustees’ fees (Note 4)	22,500
Interest expense and bank fees (Note 5)	16,710
Total expenses	1,165,246

NET INVESTMENT LOSS	(339,940)

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
Net realized gains from security transactions	662,187
Net change in unrealized appreciation (depreciation) on investments	18,388,091
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	19,050,278

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$18,710,338

See accompanying notes to financial statements.

The Investment House Growth Fund Statements of Changes in Net Assets

	Year Ended July 31, 2017	Year Ended July 31, 2016
FROM OPERATIONS
Net investment loss	$(339,940)	$(362,467)
Net realized gains (losses) from security transactions	662,187	(1,894,533)
Net change in unrealized appreciation (depreciation) on investments	18,388,091	4,797,095
Net increase in net assets resulting from operations	18,710,338	2,540,095

FROM DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains on investments	—	(8,709,827)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	4,774,621	7,795,018
Reinvestment of distributions to shareholders	—	8,098,004
Payments for shares redeemed	(5,166,163)	(3,710,609)
Net increase (decrease) in net assets from capital share transactions	(391,542)	12,182,413

TOTAL INCREASE IN NET ASSETS	18,318,796	6,012,681

NET ASSETS
Beginning of year	74,347,954	68,335,273
End of year	$92,666,750	$74,347,954

ACCUMULATED NET INVESTMENT LOSS	$(216,684)	$(206,630)

CAPITAL SHARE ACTIVITY
Shares sold	180,138	336,694
Shares issued in reinvestment of distributions to shareholders	—	346,069
Shares redeemed	(198,731)	(157,363)
Net increase (decrease) in shares outstanding	(18,593)	525,400
Shares outstanding, beginning of year	3,093,751	2,568,351
Shares outstanding, end of year	3,075,158	3,093,751

See accompanying notes to financial statements.

The Investment House Growth Fund Financial Highlights

Per Share Data and Ratios for a Share Outstanding Throughout Each Year
	Years Ended
	July 31, 2017	July 31, 2016	July 31, 2015	July 31, 2014	July 31, 2013
Net asset value at beginning of year	$24.03	$26.61	$23.89	$20.25	$16.64

Income (loss) from investment operations:
Net investment loss	(0.11)	(0.11)	(0.13)	(0.10)	(0.06)
Net realized and unrealized gains on investments	6.21	0.94	2.94	4.27	3.67
Total from investment operations	6.10	0.83	2.81	4.17	3.61

Less distributions:
From net realized gains on investments	—	(3.41)	(0.09)	(0.53)	—

Net asset value at end of year	$30.13	$24.03	$26.61	$23.89	$20.25

Total return (a)	25.38%	3.48%	11.76%	20.77%	21.69%

Net assets at end of year (000’s)	$92,667	$74,348	$68,335	$59,941	$51,978

Ratio of expenses to average net assets	1.45%	1.44%	1.62%	1.48%	1.79%

Ratio of expenses to average net assets excluding borrowing costs	1.43%	1.43%	1.42%	1.43%	1.44%

Ratio of net investment loss to average net assets	(0.42%)	(0.53%)	(0.51%)	(0.43%)	(0.33%)

Portfolio turnover rate	7%	22%	8%	9%	8%

(a)

Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying notes to financial statements.

The Investment House Growth Fund Notes to Financial Statements July 31, 2017

1. Organization

The Investment House Growth Fund (the “Fund”) is a diversified series of The Investment House Funds (the “Trust”), an open-end management investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 2, 2001. The public offering of shares of the Fund commenced on December 28, 2001.

The investment objective of the Fund is long term capital appreciation.

2. Significant Accounting Policies

The following is a summary of the Fund’s significant accounting policies used in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). As an investment company, as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2013-08, the Fund follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.”

In October 2016, the U.S. Securities and Exchange Commission (the “SEC”) adopted amendments to Regulation S-X which will impact financial statement preparation, particularly the presentation of derivative investments. Many of the Regulation S-X amendments are generally consistent with the Fund’s current financial statement presentation; therefore, management has evaluated the new standards and is in a position to be able to comply with the amendments effective August 1, 2017.

Securities valuation – Equity securities of the Fund generally are valued at their market value, but if market prices are not available or The Investment House LLC, the investment adviser to the Fund (the “Adviser”), believes such prices do not accurately reflect the market value of such securities, securities will be valued by the Adviser at their fair value, according to procedures approved by the Board of Trustees and such securities will be classified as Level 2 or 3 within the fair value hierarchy (see below), depending on the inputs used. Securities that are traded on any stock exchange are generally valued at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued at its last bid price. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of each of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement.

●

Level 2 – quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in

The Investment House Growth Fund Notes to Financial Statements (Continued)

active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

●

Level 3 – model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value the Fund’s investments as of July 31, 2017 by security type:

	Level 1	Level 2	Level 3	Total
Common Stocks	$91,721,036	$—	$—	$91,721,036
Money Market Funds	1,031,782	—	—	1,031,782
Total	$92,752,818	$—	$—	$92,752,818

Refer to the Fund’s Schedule of Investments for a listing of the common stocks by industry type. As of July 31, 2017, the Fund did not have any transfers into or out of any Level. There were no Level 2 or Level 3 securities or derivative instruments held by the Fund as of July 31, 2017. It is the Fund’s policy to recognize transfers into or out of all Levels at the end of the reporting period.

Share valuation – The net asset value (“NAV”) of the Fund’s shares is calculated as of the close of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) on each day that the Trust is open for business. The NAV is calculated by dividing the value of the Fund’s total assets, minus liabilities, by the total number of shares outstanding. The offering price and redemption price per share are equal to the NAV per share.

Security transactions and investment income – Security transactions are accounted for on trade date. Realized gains and losses on securities sold are determined on a specific identification basis. Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Distributions to shareholders – Dividends arising from net investment income and distributions of net realized capital gains, if any, are declared and paid annually in December. The amount of distributions from net investment income and net realized capital gains are determined in accordance with income tax regulations, which may differ from GAAP. Dividends and distributions are recorded on the ex-dividend date. The tax character

The Investment House Growth Fund Notes to Financial Statements (Continued)

of the Fund’s distributions paid to shareholders during the year ended July 31, 2016 was long-term capital gains. During the year ended July 31, 2017, there were no distributions paid to shareholders.

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal income tax – The Fund has qualified and intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986 (the “Code”). By so qualifying, the Fund will not be subject to federal income taxes to the extent that the Fund distributes its net investment income and any net realized capital gains in accordance with the Code.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of July 31, 2017:

Cost of portfolio investments	$37,378,852
Gross unrealized appreciation	$55,545,106
Gross unrealized depreciation	(171,140)
Net unrealized appreciation	55,373,966
Accumulated capital and other losses	(1,449,030)
Total distributable earnings	$53,924,936

As of July 31, 2017, the Fund has a short-term capital loss carryforward of $401,009 and a long-term capital loss carryforward of $831,337 for federal income tax purposes. These capital loss carryforwards, which do not expire, may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

Qualified late year ordinary losses incurred after December 31, 2016 and within the taxable year are deemed to arise on the first day of the Fund’s following taxable year. For the year ended July 31, 2017, the Fund intends to defer $216,684 of late year ordinary losses to August 1, 2017 for federal income tax purposes.

For the year ended July 31, 2017, the Fund reclassified $329,886 of net investment loss against paid-in capital on the Statement of Assets and Liabilities. Such reclassification, the result of permanent differences between the financial statement and income tax reporting requirements, has no effect on the Fund’s net assets or NAV per share.

The Investment House Growth Fund Notes to Financial Statements (Continued)

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more-likely-than-not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on Federal income tax returns for all open tax years (tax years ended July 31, 2014 through July 31, 2017) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

3. Investment Transactions

During the year ended July 31, 2017, cost of purchases and proceeds from sales of investment securities, other than short-term investments, amounted to $5,430,075 and $7,030,047, respectively.

4. Transactions with Related Parties

A Trustee and certain officers of the Trust are affiliated with the Adviser, Ultimus Fund Solutions, LLC (“Ultimus”), the Fund’s administrator, transfer agent and fund accounting agent, or Ultimus Fund Distributors, LLC (the “Distributor”), the principal underwriter of the Fund’s shares.

Under the terms of a Management Agreement between the Trust and the Adviser, the Adviser serves as the investment adviser to the Fund. For its services, the Fund pays the Adviser an investment management fee, which is accrued daily and paid monthly, at the annual rate of 1.40% of the Fund’s average daily net assets. The Adviser pays all of the operating expenses of the Fund except brokerage, taxes, borrowing costs, fees and expenses of non-interested Trustees, extraordinary expenses and distribution and/or service related expenses incurred pursuant to Rule 12b-1 under the Investment Company Act of 1940 (if any).

The Trust has entered into mutual fund services agreements with Ultimus, pursuant to which Ultimus provides day-to-day operational services to the Fund including, but not limited to, accounting, administrative, transfer agent, dividend disbursing, and recordkeeping services. The fees payable to Ultimus are paid by the Adviser (not the Fund).

The Trust has entered into a Distribution Agreement with the Distributor, pursuant to which the Distributor provides distribution services to the Fund and serves as principal underwriter to the Fund. The Distributor is a wholly-owned subsidiary of Ultimus. The fees payable to the Distributor are paid by the Adviser (not the Fund).

The Fund pays each Trustee who is not affiliated with the Adviser $7,500 annually. Trustees who are affiliated with the Adviser do not receive compensation from the Fund.

5. Bank Line of Credit

The Fund has a secured bank line of credit with U.S. Bank, N.A. that provides a maximum borrowing of up to $17,000,000. The line of credit may be used to cover redemptions and/or it may be used by the Adviser for investment purposes. When used for investment purposes, the Fund will be using the investment technique of “leverage.” Because the Fund’s investments will fluctuate in value, whereas the interest obligations on borrowed funds may be fixed, during times of borrowing the Fund’s NAV may tend to increase more when its

The Investment House Growth Fund Notes to Financial Statements (Continued)

investments increase in value, and decrease more when its investments decrease in value. In addition, interest costs on borrowings may fluctuate with changing market interest rates and may partially offset or exceed the return earned on the borrowed funds. Also, during times of borrowing under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales. Unless profits on assets acquired with borrowed funds exceed the costs of borrowing, the use of borrowing will diminish the investment performance of the Fund compared with what it would have been without borrowing.

Borrowings under this arrangement bear interest at a rate per annum equal to the Prime Rate minus 0.25% at the time of borrowing. The Fund also pays an annual renewal fee of $1,000. The line of credit matures on December 11, 2017. During the year ended July 31, 2017, the Fund incurred $16,640 of interest expense and fees related to borrowings. The average debt outstanding and the average interest rate for days with borrowings during the year ended July 31, 2017 were $669,271 and 2.17%, respectively. The largest outstanding borrowing during the year ended July 31, 2017 was $1,275,000. As of July 31, 2017, the Fund did not have any outstanding borrowings.

6. Contingencies and Commitments

The Fund indemnifies the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

7. Sector Risk

If the Fund’s portfolio is overweighted in a certain sector, any negative development affecting that sector will have a greater impact on the Fund than a fund that is not overweighted in that sector. To the extent the Fund is overweighted in the Information Technology sector, it will be affected by developments affecting that sector. Companies in this sector may be significantly affected by intense competition. In addition, technology products may be subject to rapid obsolescence. As of July 31, 2017, the Fund had 54.2% of the value of its net assets invested in companies within the Information Technology sector.

8. Subsequent Events

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

The Investment House Growth Fund Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The Investment House Funds
and the Shareholders of The Investment House Growth Fund

We have audited the accompanying statement of assets and liabilities of The Investment House Growth Fund, a series of shares of beneficial interest in The Investment House Funds, (the “Fund”) including the schedule of investments, as of July 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2017 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Investment House Growth Fund as of July 31, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
September 26, 2017

The Investment House Growth Fund About Your Fund’s Expenses (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Fund, you incur ongoing costs, including management fees and other operating expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The examples below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (February 1, 2017 – July 31, 2017).

The table below illustrates the Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Fund’s ongoing costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% return before expenses. You can assess the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Fund does not impose any sales loads or redemption fees.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Fund’s expenses, including annual expense ratios for the most recent five fiscal years, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

The Investment House Growth Fund About Your Fund’s Expenses (Unaudited) (Continued)

	Beginning Account Value February 1, 2017	Ending Account Value July 31, 2017	Expenses Paid During Period*
Based on Actual Fund Return	$ 1,000.00	$ 1,181.10	$ 7.90
Based on Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,017.55	$ 7.30

*

Expenses are equal to the Fund’s annualized net expense ratio of 1.46% for the period, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-888-456-9518, or on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-888-456-9518, or on the SEC’s website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings of the Fund with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. The filings are available upon request by calling 1-888-456-9518. Furthermore, you may obtain a copy of the filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Investment House Growth Fund Information Regarding Trustees and Officers (Unaudited)

Overall responsibility for management of the Fund rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The officers have been elected for an annual term.

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940.

Name, Address and Age	Position(s) Held with Trust	Length of Time Served
Darrin F. DelConte 11100 Santa Monica Blvd., Suite 270 Los Angeles, CA 90025 Year of Birth: 1966	Trustee	Since December 2001
Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Darrin F. DelConte is Executive Vice President of Pacific Crane Maintenance Co. (marine maintenance company).	1	None

Name, Address and Age	Position(s) Held with Trust	Length of Time Served
Nicholas G. Tonsich 11100 Santa Monica Blvd., Suite 270 Los Angeles, CA 90025 Year of Birth: 1961	Trustee	Since December 2001
Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Nicholas G. Tonsich is an attorney. Prior to 2014 he was a Partner in Glaser & Tonsich, LLP (law firm). Mr. Tonsich is President of Ocean Terminal Services, Inc. (equipment maintenance company) and Clean Air Engineering-Maritime, Inc. (an environmental services company for the shipping industry).	1	None

Name, Address and Age	Position(s) Held with Trust	Length of Time Served
Michael A. Zupanovich 11100 Santa Monica Blvd., Suite 270 Los Angeles, CA 90025 Year of Birth: 1965	Trustee	Since June 2015
Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Michael A. Zupanovich is President of Harbor Diesel & Equipment, Inc. (heavy equipment repair company).	1	None

The Investment House Growth Fund Information Regarding Trustees and Officers (Unaudited) (Continued)

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the Investment Company Act of 1940, and each executive officer of the Trust.

Name, Address and Age	Position(s) Held with Trust	Length of Time Served
Timothy J. Wahl[1] 11100 Santa Monica Blvd., Suite 270 Los Angeles, CA 90025 Year of Birth: 1965	President and Trustee	Since October 2001
Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Timothy J. Wahl is President of The Investment House LLC since May 2012.	1	None

Name, Address and Age	Position(s) Held with Trust	Length of Time Served
David L. Kahn 11100 Santa Monica Blvd., Suite 270 Los Angeles, CA 90025 Year of Birth: 1957	Chief Compliance Officer; Secretary	Since September 2004 Since October 2001
Principal Occupations During Past 5 Years		Other Directorships Held by Trustee
David L. Kahn is Chief Compliance Officer of The Investment House LLC since May 2012.		N/A

Name, Address and Age	Position(s) Held with Trust	Length of Time Served
Robert G. Dorsey 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246 Year of Birth: 1957	Vice President	Since December 2001
Principal Occupations During Past 5 Years		Other Directorships Held by Trustee
Robert G. Dorsey is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.		N/A

Name, Address and Age	Position(s) Held with Trust	Length of Time Served
Brian J. Lutes 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246 Year of Birth: 1975	Treasurer	Since January 2015
Principal Occupations During Past 5 Years		Other Directorships Held by Trustee
Brian J. Lutes is Vice President, Mutual Fund Controller of Fund Accounting of Ultimus Fund Solutions, LLC.		N/A

[1]	Mr. Wahl is an “interested person” of the Trust because he is an owner and officer of the Adviser.

Additional information about members of the Board of Trustees and the executive officers is available in the Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call 1-888-456-9518.

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THE INVESTMENT HOUSE FUNDS

Administrator
Ultimus Fund Solutions, LLC
225 Pictoria Drive
Suite 450
Cincinnati, Ohio 45246
1.888.456.9518

Legal Counsel
Thompson Hine LLP
312 Walnut Street
Suite 1400
Cincinnati, Ohio 45202

Custodian
U.S. Bank, N.A.
425 Walnut Street
Cincinnati, Ohio 45202

Board of Trustees
Darrin F. DelConte
Nicholas G. Tonsich
Timothy J. Wahl
Michael A. Zupanovich

Officers
Timothy J. Wahl, President
Robert G. Dorsey, Vice President
David L. Kahn, CCO and Secretary
Brian J. Lutes, Treasurer

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert serving on its audit committee. The audit committee determined that, although none of its members meet the technical definition of an audit committee financial expert, the members have sufficient financial expertise to address any issues that are likely to come before the committee. It was the consensus of the audit committee members that it is not necessary at the present time for the committee to seek to recruit an additional trustee who would qualify as an audit committee financial expert. It was the view of the committee that, if novel issues ever arise, the committee will consider hiring an expert to assist it as needed.

Item 4.	Principal Accountant Fees and Services.

(a)
Audit Fees. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $14,250 and $14,250 with respect to the registrant’s fiscal years ended July 31, 2016 and 2017, respectively.

(b)
Audit-Related Fees. No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)
Tax Fees. The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $2,000 and $2,000 with respect to the registrant’s fiscal years ended July 31, 2016 and 2017, respectively. The services comprising these fees are the preparation of the registrant’s federal income and excise tax returns.

(d)
All Other Fees. No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)
Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)
With respect to the fiscal years ended July 31, 2016 and 2017, aggregate non-audit fees of $2,000 and $2,000, respectively, were billed by the registrant’s principal accountant for services rendered to the registrant. No non-audit fees were billed in either of the last two fiscal years by the registrant’s principal accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)
The principal accountant has not provided any non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

Exhibit 99.CODE ETH	Code of Ethics

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Investment House Funds

By (Signature and Title)*		/s/ Timothy J. Wahl
Timothy J. Wahl, President

Date	October 5, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Timothy J. Wahl
Timothy J. Wahl, President

Date	October 5, 2017

By (Signature and Title)*		/s/ Brian J. Lutes
Brian J. Lutes, Treasurer

Date	October 5, 2017

*	Print the name and title of each signing officer under his or her signature.